UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 17, 2007
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,	27410
Greensboro, North Carolina
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Appointment of Principal Officers
     On December 17, 2007, NewBridge Bancorp (the “Company”) issued a press release announcing the hiring of Richard M. Cobb as Controller and Chief Accounting Officer. A copy of the Company’s press release making this announcement is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
     This Exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 5.02, Departure of Directors or Principal Officers; Appointment of Principal Officers
     (99.1) Press release issued by NewBridge Bancorp on December 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2007	NEWBRIDGE BANCORP

	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of NewBridge Bancorp dated December 17, 2007.